SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  February 28, 2005


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                000-28926           54-1817218
               --------------          --------------       --------------
     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

            13595 Dulles Technology Drive, Herndon, Virginia 20171-3413
               -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 984-8400
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]   Written communications pursuant to Rule 425  under  the  Securities  Act
        (17 CFR 230.425)

[   ]   Soliciting  material  pursuant to Rule  14a-12  under  the  Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement  communications pursuant  to Rule  14d-2(b)  under  the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement  communications  pursuant to  Rule 13e-4(c)  under  the
        Exchange Act (17 CFR 240.13e-4(c))



















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Item 1.01  Entry into a Material Definitive Agreement

On February 28, 2005 the Board of Directors of ePlus inc. ("the Company") approved the adoption of separate ePlus, Inc. Supplemental Benefit Plans (each a "Plan" and together, "the Plans") for each of (i) Bruce M. Bowen, Director and Executive Vice President of the Company, (ii) Steven J. Mencarini, Senior Vice President and Chief Financial Officer of the Company and (iii) Kleyton L. Parkhurst, Senior Vice President, Assistant Secretary and Treasurer of the Company (the "Participants"). Each Plan is substantially similar.

The Plans are unfunded, nonqualified deferred compensation plans which provide the Participants with a cash benefit that is payable only upon the earlier to occur of (i) death, (ii) termination of employment or (iii) the expiration of the Plans. Each Plan terminates on August 11, 2014. The Plans do not require or contemplate the deferral of current or future cash compensation that is payable to the Participants. Under the terms of the Plans, the Participants or their beneficiaries have only the right to receive a single lump sum cash distribution upon the occurrence of one of triggering events described above. Under the terms of the Plans, the Participants do not have a right to accelerate payments of the benefits payable under the Plans. If a Participant is terminated for Cause (as defined in each Plan) prior to the expiration of the respective Plan, the Company will have no further obligation under such Plan and the affected Participant will not be entitled to any payments under such Plan. In connection with the adoption of the Plans, the Company will establish one or more grantor trusts to which it may transfer assets intended to be used for the benefit of the Participants. Through the date of distribution of Plan benefits, the assets of such trusts will remain subject to the claims of the Company's creditors and the beneficiaries of the trusts shall have standing with respect to the trusts' assets not greater than that of general unsecured creditors of the Company.

The Company reserves the right to amend, modify, terminate or discontinue any Plan at any time with the consent of the Participant.

Item 9.01  Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) The following exhibits are included with this Report:

Exhibit 10.1 ePlus inc. Supplemental Benefit Plan for Bruce M. Bowen

Exhibit 10.2 ePlus inc. Supplemental Benefit Plan for Steven J. Mencarini

Exhibit 10.3 ePlus inc. Supplemental Benefit Plan for Kleyton L. Parkurst

Exhibit 10.4 ePlus inc. Form of Supplemental Benefit Plan Participation Election
             Form

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ePlus inc.


                                              By: /s/ Steven J. Mencarini
                                                  ------------------------------
                                                  Steven J. Mencarini
Date: March 2,2005                                Chief Financial Officer